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                                                                   Exhibit 3.3


                       AMENDED ARTICLES OF ORGANIZATION OF
               GULF WIDE INDUSTRIES, L.L.C., CHANGING ITS NAME TO
                          H&E EQUIPMENT SERVICES L.L.C.

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STATE OF LOUISIANA                     *
                                       *
PARISH OF EAST BATON ROUGE             *
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STATE OF NEW YORK                      *
                                       *
COUNTY OF NEW YORK                     *
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     BE IT KNOWN, that on this 30th day of May, 2002, and effective immediately upon filing in the office of the Louisiana Secretary of State, before us, the undersigned Notary(s) Public, personally came and appeared BRSEC
CO-INVESTMENT II, L.L.C., JOHN M. ENGQUIST and KRISTAN ENGQUIST DUNNE, who declared in the presence of the undersigned competent witnesses, that being all members of Gulf Wide Industries, L.L.C., and availing themselves of the provisions of the Louisiana Limited Company Law (Title 12, Chapter 22,
Louisiana Revised Statutes of 1950), they do hereby amend the articles of organization as follows:

                                    ARTICLE I
                                      NAME

     The name of the limited liability company is changed and renamed "H&E Equipment Services L.L.C."

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     THUS DONE AND SIGNED, in Baton Rouge, Louisiana, on the date first stated
hereinabove, before the undersigned notary and in the presence of the undersigned competent witnesses.

WITNESSES:                                  MEMBERS:

/s/ [ILLEGIBLE]                             /s/ John M. Engquist
----------------------                      ------------------------------------
                                            John M. Engquist

/s/ [ILLEGIBLE]                             /s/ John M. Engquist
----------------------                      ------------------------------------
                                            Kristan Engquist Dunne, by
                                            John M. Engquist through Power of
                                            Attorney dated May 15, 1999.

                       /s/ John Ashley Moore
                       ----------------------------------
                       John Ashley Moore, Notary Public
                       My Commission Expires With Life

     THUS DONE AND SIGNED, in New York, New York, on the date first stated hereinabove, before the undersigned notary and in the presence of the undersigned competent witnesses.

WITNESSES:                                  MEMBER:
                                            BRSEC CO-INVESTMENT II, L.L.C.


/s/ DAVID N. BRITSCH                        By: /s/ STEPHEN EDWARDS
-------------------------                      ---------------------------------
David N. Britsch
                                               _____________, Duly Authorized
/s/ CINDY RASHED REILLY
-------------------------
Cindy Rashed Reilly

                       /s/ APRIL BLANSHAFT
                       ---------------------------------
                          ______________, Notary Public
                       My Commission Expires: ___________

                                        2
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W. FOX McKEITHEN          LIMITED LIABILITY COMPANY
SECRETARY OF STATE            ANNUAL REPORT

[SEAL]                        For Period Ending
                              December 23, 2001

MAILING ADDRESS ONLY   (INDICATE ANY CHANGES    (INDICATE ANY CHANGES BELOW)
                        BELOW)
   34481072 K                       474     Registered Office Address in
   GULF WIDE INDUSTRIES, L.L.C.             Louisiana
   C/0 JOHN M. ENGQUIST                           (Do Not Use P.O. Box)
   6600 AIRLINE HIGHWAY                        6600 AIRLINE HIGHWAY
   BATON ROUGE, LA  70805                      BATON ROUGE, LA  70805

                                              FEDERAL TAX ID NUMBER

                                                     N/A

Our records indicate the following registered agents for the company. Indicate any changes or deletions below. All agents must have a Louisiana address. Do not use a P.0.Box. New registered agents require a notarized signature.

   JOHN M. ENGQUIST
       6600 AIRLINE HIGHWAY/BATON ROUGE, LA 70805

   J. ASHLEY MOORE
       451 FLORIDA STREET/8TH FLOOR, PREMIER BANK CENTRE/BATON ROUGE, LA 70801


I hereby accept the appointment of          Sworn to and subscribed before me on
registered agent(s}.

  ___________________________________           ________________________________

  ___________________________________           ________________________________

Our records indicate the following managers or members for the company. Indicate any changes or deletions below. If space is needed for additional managers/members, attach an addendum. Include addresses. Do not use a P.O. Box.

                                                                          [SEAL]

   JOHN M. ENGQUIST                        MANAGER/MEMBER
     6600 AIRLINE HIGHWAY/BATON ROUGE, LA 70805

   KRISTAN ENGQUIST DUNNE                  MEMBER
     140 HAMPTON WAY/CARROLLTON, GA 30117


NOTE: EFFECTIVE AUGUST 15, 2001, ACT 1186 OF THE 2001 REGULAR SESSION REQUIRES LIMITED LIABILITY COMPANIES TO FILE ANNUAL REPORTS. THE REPORTS ARE DUE ON THE ANNIVERSARY DATE OF ORGANIZATION OR QUALIFICATION. THE AMOUNT OF THE FILING FEE IS PRINTED AT THE BOTTOM OF THE FORM.

--------------------------------------------------------------------------------
        To be signed by a manager or member    Title        Phone        Date
SIGN
       /s/ John M. Engquist
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

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
                                                        RETURN BY:  December 23, 2001                      CHECK
                                                                                                           IF NO
           ENCLOSE FILING FEE OF $ 10.00                                                                   CHANGE
    MAKE REMITTANCE PAYABLE TO SECRETARY OF STATE              TO:    COMMERCIAL DIVISION
                DO NOT SEND CASH                                      P.O. BOX 94128
           WEB SITE:www.sec.state.la.us            DO NOT STAPLE      BATON ROUGE, LA 70804-9125            / /
                                                                      PHONE (225) 925-4704
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                        UNSIGNED REPORTS WILL BE RETURNED